LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP BlackRock Real Estate Fund Supplement Dated June 3, 2024 to the Summary and Statutory Prospectuses dated May 1, 2024

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP BlackRock Real Estate Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.

All references to, and information regarding Mark Howard-Johnson, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety. Benjamin Tai has been added to the portfolio management team.

2.	The following replaces the information related to BlackRock Investment Management, LLC (“BlackRock”) under Portfolio Managers on page 4 of the Summary and Statutory Prospectuses:

BlackRock Portfolio Managers	Company Title	Experience with Fund
James Wilkinson	Managing Director	Since February 2019
Raj Rehan, CFA	Managing Director	Since May 2023
Benjamin Tai, CFA	Director	Since April 2024

3.	The following replaces the information under Management and Organization — BlackRock Portfolio Managers on page 11 of the Statutory Prospectus:

James Wilkinson, Raj Rehan and Benjamin Tai are responsible for the day-to-day management of the Fund’s assets.

James Wilkinson, Managing Director, is the Global Head of BlackRock’s Global Real Asset Securities Group. Mr. Wilkinson joined BlackRock in 2013 to help establish the real asset securities platform. Mr. Wilkinson was previously a fund manager at Thames River Capital where he worked on a range of traditional long only and long/short real estate securities funds. Prior to this, Mr. Wilkinson worked at Henderson Global Investors as a member of the European real estate securities team. James began his career at Healey & Baker as a Chartered Surveyor. Mr. Wilkinson is a member of the Board of Directors of the European Public Real Estate Association (EPRA). Mr. Wilkinson graduated from the University of East Anglia with a BA Hons degree in Philosophy and gained his MA in Property Valuation and Law from City University Business School, London (now Cass Business School). He also is a member of the UK’s Royal Institution of Chartered Surveyors.

Raj Rehan, CFA, is the Head of Real Estate Securities, Americas for BlackRock Alternatives. Raj sits on the Management Committee and Investment Committee for the Infrastructure & Real Estate Securities (IRES) business, he is a portfolio manager and investment analyst. Raj has a first class honours, BSc degree in Economics from the University of Warwick. He is a Chartered Financial Analyst charterholder.

Benjamin Tai, CFA, Director, is a portfolio manager and senior analyst with the Global Real Asset Securities Group with 15 years of investment experience. His responsibilities include covering real estate and infrastructure securities in the Asia-Pacific region. Prior to joining Blackrock, Benjamin worked at Norges Bank Investment Management in both Singapore and London as the primary analyst for Asia Pacific real estate securities. Preceding that, Benjamin worked at UBS AG in Hong Kong as a sell side equity analyst in global listed real estate strategy, and before that at Macquarie Bank in Sydney as an analyst for the global property securities fund. Benjamin graduated with a Bachelor of Commerce degree from the University of New South Wales. He is a Chartered Financial Analyst charterholder.

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